Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

VETZ	Academy Veteran Impact ETF

 Listed on NYSE Arca, Inc.

August 26, 2025

Supplement to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”),

each dated November 28, 2024, as amended

Effective September 4, 2025, (the “Effective Date”), the Fund’s name will change from “Academy Veteran Impact ETF” to “Academy Veteran Bond ETF.” Accordingly, as of the Effective Date, all references to the Fund’s name in the Summary Prospectus, Prospectus and SAI are deleted and replaced with “Academy Veteran Bond ETF.” There will be no changes to the Fund’s investment objective or portfolio management as a result of the Fund’s name change.

In addition, as of the Effective Date, all references to the defined term “80% Veteran Impact Policy” in the Summary Prospectus, Prospectus and SAI are amended and restated as “80% Veteran Bond Policy.”

As of the Effective Date, the fourth and fifth paragraphs of the “Principal Investment Strategies” section of the both the Summary Prospectus and Prospectus are deleted in their entirety and replaced with the following two paragraphs:

In addition to its investments in MBS and pools of SBA loans, the Fund will from time to time also invest in certain other bonds and fixed income securities and/or hold cash and cash-equivalents (such as U.S. treasuries).

The Fund will invest only in bonds and other fixed income securities that are rated investment grade (that is, securities rated Baa3/BBB- or higher), or if unrated, determined to be of comparable credit quality by the Sub-Adviser. The Fund invests only in U.S. dollar-denominated securities.

Please retain this Supplement for future reference.